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                                  EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 27, 1997 included in Vitalink Pharmacy Services, Inc.'s Form 10-K/A for the year ended May 31, 1997 and to all references to our Firm included in this registration statement.



Washington, DC                                       /s/ Arthur Anderson LLP
January 21, 1998                                     ------------------------




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